Dear Shareholder,

Macquarie Asset Management is committed to continually enhancing its business in ways that are in the best interest of fund shareholders, clients, and funds. With this in mind, as part of our integration efforts relating to the Waddell & Reed Financial, Inc. acquisition, we have completed a thoughtful review of the combined investment resources from Ivy Investments and Macquarie Asset Management and made the decision to integrate our investment platform by making a number of changes to the portfolio management of certain legacy Ivy Funds. The changes, which will be effective on or about November 15, 2021, include a range of actions, including changes to who manages a fund, benchmark changes and, in some cases, investment strategy modifications and liquidations.

As a shareholder, you will receive a prospectus supplement with this letter. We believe both fund shareholders and Macquarie will benefit from access to a more diversified product lineup with the strength of Macquarie’s global platform. Importantly, there are no changes to the structure of our firm or the way we manage money for clients.

We believe the addition of new capabilities and investment teams will result in a compelling combined platform and an enhanced client experience for our shareholders.

If you have any questions or need more information on the acquisition or updates in the prospectus statements, we encourage you to talk to your financial advisor or call 888 923-3355.

For shareholder use only.

Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Investment products and advisory services are distributed and offered by and referred through affiliates which include Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC)-registered investment advisor. Investment advisory services are provided by a series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Delaware Funds by Macquarie refers to certain investment solutions that MIM distributes, offers, refers, or advises.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

© 2021 Macquarie Management Holdings, Inc.

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